Exhibit 2

POWER OF ATTORNEY

Know all by these presents that each of the undersigned hereby constitutes and appoints Joel B. McCarty, Jr., J. Wes Frye, John P. Booker, III and Alice G. Gibson, and each of them, the undersigned’s true and lawful attorney-in-fact to:

(i) Execute for and on behalf of the undersigned, in the undersigned’s capacity as beneficial owner of shares of common stock of Old Dominion Freight Line, Inc. (the “Company”), a Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder;

(ii) Prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Exchange Act or any rule or regulation of the SEC;

(iii) Execute for and on behalf of the undersigned, in the undersigned’s capacity as beneficial owner of shares of common stock of the Company, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and the rules thereunder;

(iv) Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D, Form ID, Form 3, 4 or 5, or amendment thereto and timely file such schedule or form with the SEC and any stock exchange or similar authority; and

(v) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) or Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D, Forms 3, 4 and 5 and amendments thereto with respect to the undersigned’s holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 1st day of September, 2010.

EARL E. CONGDON

/s/ Earl E. Congdon
Earl E. Congdon

DAVID S. CONGDON

/s/ David S. Congdon
David S. Congdon

MARILYN MARIE CONGDON

/s/ Marilyn Marie Congdon
Marilyn Marie Congdon

KATHRYN LEIGH CONGDON

/s/ Kathryn Leigh Congdon
Kathryn Leigh Congdon

DAVID S. CONGDON, CUSTODIAN

/s/ David S. Congdon
David S. Congdon, Custodian for Ashlyn L. Congdon

HELEN S. CONGDON

/s/ Helen S. Congdon
Helen S. Congdon

AUDREY LEE CONGDON

/s/ Audrey Lee Congdon
Audrey Lee Congdon

SETH MORGAN YOWELL IRREVOCABLE INTER VIVOS TRUST DATED AUGUST 25, 2010

/s/ Audrey Lee Congdon
Audrey Lee Congdon, Co-Trustee

/s/ John B. Yowell
John B. Yowell, Co-Trustee

MEGAN ELISE YOWELL IRREVOCABLE INTER VIVOS TRUST DATED AUGUST 25, 2010

/s/ Audrey Lee Congdon
Audrey Lee Congdon, Co-Trustee

/s/ John B. Yowell
John B. Yowell, Co-Trustee

JOHN B. YOWELL

/s/ John B. Yowell
John B. Yowell

KAREN C. PIGMAN

/s/ Karen C. Pigman
Karen C. Pigman

MELISSA A. PENLEY

/s/ Melissa A. Penley
Melissa A. Penley

MATTHEW A. PENLEY

/s/ Matthew A. Penley
Matthew A. Penley

MARK A. PENLEY

/s/ Mark A. Penley
Mark A. Penley

JOHN R. CONGDON

/s/ John R. Congdon
John R. Congdon

NATALIE N. CONGDON REVOCABLE TRUST AGREEMENT DATED AUGUST 29, 1991

/s/ John R. Congdon
John R. Congdon, Trustee

JOHN R. CONGDON, JR.

/s/ John R. Congdon, Jr.
John R. Congdon, Jr.

SUSAN C. TERRY

/s/ Susan C. Terry
Susan C. Terry

JEFFREY W. CONGDON

/s/ Jeffrey W. Congdon
Jeffrey W. Congdon

JOHN R. CONGDON TRUST FOR JEFFREY WHITEFIELD CONGDON, JR. DATED JANUARY 2, 1991

/s/ John R. Congdon, Jr.
John R. Congdon, Jr., Trustee

JOHN R. CONGDON TRUST FOR MARK ROSS CONGDON DATED JANUARY 2, 1991

/s/ John R. Congdon, Jr.
John R. Congdon, Jr., Trustee

JOHN R. CONGDON TRUST FOR PETER WHITEFIELD CONGDON DATED JANUARY 2, 1991

/s/ Jeffrey W. Congdon
Jeffrey W. Congdon, Trustee

JOHN R. CONGDON TRUST FOR MICHAEL DAVIS CONGDON DATED JANUARY 2, 1991

/s/ Jeffrey W. Congdon
Jeffrey W. Congdon, Trustee

JOHN R. CONGDON TRUST FOR MARY EVELYN CONGDON DATED JANUARY 2, 1991

/s/ Jeffrey W. Congdon
Jeffrey W. Congdon, Trustee

JOHN R. CONGDON TRUST FOR KATHRYN LAWSON TERRY DATED JANUARY 2, 1991

/s/ John R. Congdon, Jr.
John R. Congdon, Jr., Co-Trustee

/s/ Jeffrey W. Congdon
Jeffrey W. Congdon, Co-Trustee

JOHN R. CONGDON TRUST FOR NATHANIEL EVERETT TERRY DATED JANUARY 2, 1991

/s/ John R. Congdon, Jr.
John R. Congdon, Jr., Co-Trustee

/s/ Jeffrey W. Congdon
Jeffrey W. Congdon, Co-Trustee

JOHN R. CONGDON TRUST FOR HUNTER ANDREW TERRY DATED JANUARY 2, 1991

/s/ John R. Congdon, Jr.
John R. Congdon, Jr., Co-Trustee

/s/ Jeffrey W. Congdon
Jeffrey W. Congdon, Co-Trustee

AUDREY L. CONGDON IRREVOCABLE TRUST NUMBER TWO DATED MAY 28, 2004

/s/ David S. Congdon
David S. Congdon, Trustee